                                                                      Exhibit 24



                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                         /s/ Robert W. Gillespie
                                         Chairman of the Board, Chief Executive
                                         Officer and Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                       /s/ Henry L. Meyer, III
                                       President, Chief Operating Officer and
                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of December 9, 1999.

                                         /s/ K. Brent Somers
                                         Senior Executive Vice President and
                                         Chief Financial Officer

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of December 14, 1999.

                                                  /s/ Lee Irving
                                                  Executive Vice President and
                                                  Chief Accounting Officer

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                  /s/ Cecil D. Andrus
                                                  Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                 /s/ William G. Bares
                                                 Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                /s/ A.C. Bersticker
                                                Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                /s/ Edward P. Campbell
                                                Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                 /s/ Thomas A. Commes
                                                 Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                   /s/ Kenneth M. Curtis
                                                   Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                   /s/ Henry S. Hemingway
                                                   Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                      /s/ Charles R. Hogan
                                                      Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                       /s/ Douglas J. McGregor
                                                       Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                    /s/ Steven A. Minter
                                                    Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                     /s/ Bill R. Sanford
                                                     Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                  /s/ Dennis W. Sullivan
                                                  Director

                                     KEYCORP

                                POWER OF ATTORNEY

         The undersigned, an officer or director, or both an officer and director of KeyCorp, an Ohio corporation, which anticipates filing with the United States Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 (the "Registration Statement") and such other documents as may be applicable to effect the registration of all KeyCorp Common Shares which may be issued and sold under the KeyCorp Automatic Deferral Plan, hereby constitutes and appoints Steven N. Bulloch, K. Brent Somers, and Thomas C. Stevens, and each of them, as attorney for the undersigned, with full power of substitution and resubstitution for and in the name and stead of the undersigned, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission, pertaining to the Registration Statement and to the securities to be registered thereunder, with full power and authority to do and perform any and all acts and things requisite and necessary to be done, hereby ratifying and approving the acts of such attorney or any such substitute or substitutes.

         IN WITNESS WHEREOF, the undersigned has hereto set his or her hand as of March 18, 1999.

                                                /s/ Peter G. Ten Eyck
                                                Director